UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2026

PIMCO Asset-Based Lending Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56764	33-4188434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Newport Center Drive, Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

(949) 720-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02	Unregistered Sales of Equity Securities.

On June 1, 2026, PIMCO Asset-Based Lending Company LLC (the “Company”) (including PIMCO Asset-Based Lending Company LLC - Series II) issued and sold the following unregistered limited liability company interests of the Company (the “Shares”) (with the final number of Shares of each class (each, a “Class”) being determined on June 28, 2026) to third party investors for cash:

Class	Number of Shares Sold(1)	Aggregate Consideration(1)
Anchor I Shares	1,391,169	$14,348,793
Anchor I-B Shares	684,155	7,058,350
Anchor II Shares	1,970,320	20,269,308
Anchor II-B Shares	-	-
Anchor III Shares	-	-
E Shares	36,365	376,841
Standard A Shares	260,407	2,674,770
Standard B Shares	-	-

(1)	Inclusive of Shares issued pursuant to the Company’s distribution reinvestment plan (the “DRIP”).

The offer and sale of Shares above were exempt from the registration provisions of the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01	Other Events.

Net Asset Value

On June 28, 2026, Pacific Investment Management Company LLC, the Company’s operating manager, determined the net asset value (“Net Asset Value”) per Share, being the price at which sales of the Shares are made, of the following Classes of Shares as of May 31, 2026:

Class	Net Asset Value per Share
Anchor I Shares	$10.31
Anchor I-B Shares	10.32
Anchor II Shares	10.29
Anchor II-B Shares	10.32
Anchor III Shares	10.34
E Shares	10.36
Standard A Shares	10.27
Standard B Shares	10.31

The Net Asset Value of the Company’s outstanding Shares is also available on its website at https://pimco.com/palcoseriesii, but the contents of the website are not incorporated by reference in or otherwise a part of this Current Report on Form 8-K.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Distributions

On June 30, 2026, the Company declared distributions on the following Classes of Shares in the amounts per Share set forth below:

Class	Distribution
Anchor I Shares	$0.0838
Anchor I-B Shares	0.0759
Anchor II Shares	0.0790
Anchor II-B Shares	0.0702
Anchor III Shares	0.0884
E Shares	0.0936
Standard A Shares	0.0633
Standard B Shares	0.0571

The distributions for each Class of Shares are payable to holders of record at the close of business on June 30, 2026 and will be paid on or about July 20, 2026. The distributions will be paid in cash or reinvested in Shares of the Company for shareholders participating in the DRIP.

Special Note Regarding Forward-Looking Statements

Some of the statements in this Current Report on Form 8-K constitute forward-looking statements because they relate to future events or the Company’s future performance or financial condition.

In addition, words such as “anticipate,” “believe,” “expect,” “plan,” “seek” and “intend” and similar words or variations thereof may indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this Current Report on Form 8-K involve risks and uncertainties, including factors outside of the Company’s control. The Company’s actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth in “Item 1A. Risk Factors” and elsewhere in the Company’s latest registration statement on Form 10 and in the other reports and documents filed by the Company with the SEC. Other factors that could cause actual results to differ materially include, but are not limited to, changes in the economy, risks associated with possible disruption in the Company’s operations or the economy generally due to terrorism, natural disasters, epidemics or other events having a broad impact on the economy, and future changes in laws or regulations and conditions in the Company’s operating areas.

Although the Company believes that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Current Report on Form 8-K should not be regarded as a representation by the Company that its plans and objectives will be achieved. These forward-looking statements apply only as of the date of this Current Report on Form 8-K. Moreover, the Company assumes no duty and does not undertake to update the forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Net Asset Value as of May 31, 2026

104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIMCO ASSET-BASED LENDING COMPANY LLC

By:	/s/ Jason Mandinach
Name:	Jason Mandinach
Title:	Principal Executive Officer

Date: July 2, 2026